Exhibit 10.1
WAIVER TO
DEPOSITARY AND DISBURSEMENT AGREEMENT
     This WAIVER TO DEPOSITARY AND DISBURSEMENT AGREEMENT (this “Waiver”), dated as of September 5, 2008, is made by and among PANDA HEREFORD ETHANOL, L.P., as Borrower, SOCIÉTÉ GÉNÉRALE, as Administrative Agent (in such capacity, the “Administrative Agent”), Disbursement Agent and a Lender, and the LENDERS (collectively, the “Parties”). Capitalized terms not defined in this Waiver shall have the meanings given in the Financing Agreement, dated as of July 28, 2006 (as amended, the “Financing Agreement”), by and among Borrower, the Agents, the Lenders from time to time party thereto, the LC Fronting Bank and the Lead Arranger.
RECITALS
     WHEREAS, Borrower, the Lenders, the Administrative Agent and Société Générale, as Disbursement Agent, have previously entered into the Depositary and Disbursement Agreement, dated as of July 28, 2006 (as amended, the “Disbursement Agreement”);
     WHEREAS, the Borrower has requested that the Majority Lenders permit (a) a Borrowing of Tranche B Term Loans as requested by the Borrower’s Notice of Borrowing dated September 4, 2008 and (b) disbursement of (i) the amounts requested by the Borrower’s Construction Draw Request dated September 4, 2008 and (ii) the fees, costs and expenses due to the Administrative Agent and the Lenders in connection herewith and therewith (collectively, the “Requested Borrowing and Draw”); and
     WHEREAS, the Financing Agreement requires the approval of the Majority Lenders with respect to the waivers described above.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:
     1. Waiver.
     The Administrative Agent and the undersigned Lenders hereby waive the requirements of Section 3.5 of the Financing Agreement and the Construction Draw Conditions set forth in Section 1.2(c) of the Disbursement Agreement solely to allow the Requested Borrowing and Draw to be made and disbursed on or promptly after the date this Waiver becomes effective, subject to the Administrative Agent’s satisfaction in its sole discretion with, among other things, the accuracy of the Borrower’s disclosures to the Administrative Agent and the Lenders. If a Lender does not execute this Waiver by the deadline described in Section 3(b) hereof, the amount of the Requested Borrowing and Draw shall be reduced by the amount of the fee that would otherwise have been payable to such Lender under Section 3(b), and the Notice of Borrowing and the Construction Draw Request described in the second WHEREAS clause hereof shall be deemed automatically amended to remove the payment of such fee to such Lender and to reduce the amount of the Requested Borrowing and Draw accordingly.

     2. Agreements.
     (a) In order to induce the undersigned Lenders to execute this Waiver, the Borrower hereby agrees:
          (i) To cooperate in good faith to reach an agreement regarding the restructuring of the Borrower’s obligations by September 30, 2008, including, without limitation, under the Financing Documents and the Project Documents;
          (ii) That, if a Bankruptcy Event with respect to the Borrower occurs, (A) the Borrower will agree that the Lenders are adequately protected by the Collateral, (B) the Borrower will, to the extent that it has sufficient funds and is otherwise not precluded from doing so, support any motion or other request of the Administrative Agent and the Lenders for payment of interest, fees and expenses with respect to the Loans and other Obligations during such Bankruptcy Event and (C) the Borrower will have first sought debtor-in-possession financing from the Lenders; and
          (iii) That, beginning the date this Waiver becomes effective, the Applicable Margin shall be increased to 4.25%.
     (b) The Administrative Agent and the Lenders party hereto agree not to exercise any rights and remedies that constitute acceleration, foreclosure or other actions against the Collateral with respect to any Default, Event of Default or other circumstances previously disclosed by the Borrower in writing to the Lenders until October 1, 2008, provided, however, that nothing contained herein shall (i) constitute a waiver of such Default, Event of Default or circumstance, (ii) permit the Borrower to make any Borrowing or Construction Draw (other than the Requested Borrowing and Draw) or (iii) otherwise permit the Borrower to exercise any right it may have under the Financing Documents if such Default, Event of Default or circumstance did not exist.
     3. Effectiveness. This Waiver shall be deemed effective upon the receipt by the Administrative Agent of the following:
     (a) this Waiver duly executed by Borrower, the Administrative Agent and the Majority Lenders;
     (b) the payment in immediately available funds of a waiver fee, for the account of each Lender that delivered their executed signature page hereto on or before 5:00 p.m., New York City time, on September 5, 2008, in the amount of 0.50% of the Commitments and Loans of such Lenders; and
     (c) such other instruments, documents and agreements as the Administrative Agent may reasonably request, in form and substance reasonably satisfactory to the Administrative Agent.
     4. Representations and Warranties. Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

     (a) Borrower has all the requisite power and authority to execute this Waiver and to perform all of its respective obligations hereunder, and this Waiver has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligations of Borrower, enforceable in accordance with its terms;
     (b) The execution, delivery and performance by Borrower of this Waiver have been duly authorized by all necessary action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower or the organizational documents of Borrower; or (iii) result in a breach or constitute a default under any loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which any of its respective properties may be bound or effected;
     (c) No Default or Event of Default exists under the Financing Documents on and as of the date hereof except as previously disclosed to the Lenders in writing;
     (d) All amounts requested listed on Annex I to the Construction Draw Request described above constitute Qualified Project Construction Expenses; and
     (e) After giving effect to this Waiver, Borrower hereby represents that all representations and warranties made by it to the Senior Secured Parties in the Financing Agreement and the other Financing Documents are true and correct in all material respects with the same force and effect as if made on and as of the date hereof (except to the extent such statements, representations and warranties made in any such Financing Document or writing executed prior to the date hereof related to a specific prior date).
     5. No Modification.
     Except as expressly set forth herein, the Financing Agreement, each other Financing Document and each document executed in connection therewith shall continue to be, and shall remain, in full force and effect in accordance with the provisions thereof. Except as expressly set forth herein, this Agreement shall not be deemed to be an amendment or waiver of, or consent to any departure from, any other term or condition of the Financing Agreement, any other Financing Document or any document executed in connection therewith or to prejudice any other right or rights which the Administrative Agent, any Lender or any other Secured Party may now have or may have in the future under or in connection with the Financing Agreement, any other Financing Document or any document executed in connection therewith.
     6. Miscellaneous.
     (a) Each reference in the Disbursement Agreement to “this Agreement” and each reference in each of the Financing Documents to the “Disbursement Agreement” shall be deemed to refer to the Disbursement Agreement as modified by this Waiver.
     (b) This Waiver will be a Financing Document for all purposes of the Financing Agreement.

     (c) This Waiver shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof (other than Section 5.1401 of the General Obligations Law and any successor statute thereto).
     (d) Except as expressly modified or amended herein, the Financing Agreement and the Disbursement Agreement shall each continue in effect and shall continue to bind the parties thereto.
     (e) This Waiver shall not constitute a waiver or modification of any of the Lenders’ or Agents’ rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Financing Documents, except as specifically set forth above, and the Lenders and the Administrative Agent hereby reserve all of their rights and remedies pursuant to the Financing Documents and applicable law.
     (f) This Waiver may be executed in any number of counterparts and by the different Parties hereto in separate counterparts, each of which when so executed and delivered will be deemed an original and all of which counterparts, taken together, will constitute one and the same instrument.
     (g) As a material part of the consideration for the Administrative Agent and the undersigned Lenders entering into this Waiver, the Borrower, on behalf of itself and its officers, directors, equity holders, Affiliates, successors and assigns, hereby releases and forever discharges each of the Secured Parties and their respective predecessors, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, subsidiaries, and Affiliates (each a “Lender Party”) from any and all Claims of any nature whatsoever existing on the date hereof, including, without limitation, all Claims for contribution and indemnity, whether arising at law or in equity, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which the Borrower may have or claim to have against any Lender Party in any way related to this Waiver or any other Financing Documents.
     (h) As of the date hereof: (i) the aggregate outstanding principal amount of (A) Tranche A Term Loans is $63,100,000, (B) Tranche B Term Loans is $0, and (C) Working Capital Loans is $0; and (ii) the aggregate undrawn face amount of the Letter of Credit is $51,452,055. Interest and fees have accrued on the Loans and Letter of Credit as provided in the Financing Agreement.
[Signatures follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

PANDA HEREFORD ETHANOL, L.P., as Borrower
By:	PHE I, LLC, its sole general partner

By:	/s/ Natasha Ray
	Name:	Natasha Ray
	Title:	CFO/Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

SOCIÉTÉ GÉNÉRALE, as Administrative Agent, Disbursement Agent and a Lender
By:	/s/ Robert Preminger
	Name:	Robert Preminger
	Title:	Director

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO III, LIMITED, as Lender
By:	American Money Management Corp., As Collateral Manager

By:	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO IV, LIMITED, as Lender
By:	American Money Management Corp.,
As Collateral Manager

By:	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO V, LIMITED, as Lender
By:	American Money Management Corp.,
As Collateral Manager

By:	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO VI, LIMITED, as Lender
By:	American Money Management Corp.,
As Collateral Manager

By:	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

BANK OF AMERICA, N.A., as Lender
By:	/s/ Heather L. Harper
	Name:	Heather L. Harper
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

BRENTWOOD CLO LTD., as Lender
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

FIRST TRUST/HIGHLAND CAPITAL FLOATING RATE INCOME FUND, as Lender
By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GRAND CENTRAL ASSET TRUST, HLD SERIES, as Lender
By:	/s/ Adams Jacob
	Name:	Adams Jacob
	Title:	Attorney-in-Fact

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GRAYSON CLO, LTD., as Lender
By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GREAT AMERICAN INSURANCE COMPANY, as Lender
By:	American Money Management Corp.,
as Portfolio Manager

By:	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GREAT AMERICAN LIFE INSURANCE COMPANY, as Lender
By:	American Money Management Corp.,
as Portfolio Manager

By:	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

HIGHLAND FLOATING RATE ADVANTAGE FUND, as Lender
By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

HIGHLAND FLOATING RATE FUND, as Lender
By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

KNOX CDO LTD., as Lender
By	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

KFW IPEX-Bank, as Lender
By:	/s/ Bellman
	Name:	Bellman
Title:

By:	/s/ Krisch
	Name:	Krisch
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

LOAN FUNDING VII LLC, as Lender
By	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., its General Partner

By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

NEDBANK LIMITED, as Lender
By:	/s/ D. McDonnell
	Name:	D. McDonnell
	Title:	Authorized Officer

By:	/s/ P. Swift
	Name:	P. Swift
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

PIONEER FLOATING RATE TRUST, as Lender
By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

WESTCHESTER CLO, LTD.
By:	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Michael Pusateri
	Name:	Michael Pusateri
	Title:	Chief Operating Officer